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                                                                   Exhibit 10.08


                       MANAGEMENT STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT dated as of December 3, 1993 between OneSource Holding Corporation, a Delaware corporation (the "Company"), and ___________ ("Executive").

         The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase and the Company will sell _____ shares of the Company's Class P Common Stock, par value $.01 per share (the "Class P Common"), and _______ shares of the Company's Common Stock, par value $.01 per share (the "Common," the Class P Common and the Common are hereinafter sometimes referred to collectively as the "Common Stock"). All of such shares of Common Stock acquired by Executive are referred to herein as the "Executive Stock."

         The parties hereto agree as follows:

         1.    PURCHASE AND SALE OF STOCK.

         (a) Executive will purchase and the Company will sell _____ shares of Class P Common at a price per share of $40 and _____ shares of Common at a price per share of $.4938, for an aggregate purchase price of $_________. The Company will deliver to Executive a certificate or certificates representing such shares of Executive Stock, and, upon the receipt of such certificate(s), Executive will deliver to the Company the purchase price therefor in the form of a cashier's or certified check or wire transfer of funds.

         (b) Executive represents and warrants that the Executive Stock to be acquired by him pursuant to this Agreement will be acquired for his own account and not with a view to, or present intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), and will not be disposed of in contravention of the 1933 Act.

         (c) Executive acknowledges that the Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available and, in light of these facts, he is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time.

         (d) Executive represents and warrants that he has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Executive Stock and has had full access to such other information concerning the Company as he has requested.

         2.    REPURCHASE OPTION.

         (a)   The following terms are defined as follows:

         "Cause" means (i) the engaging by Executive in conduct which is materially injurious to the Company or any of its Subsidiaries, (ii) negligence, gross negligence or willful misconduct by Executive in the performance of his duties which results in, or causes, harm to the Company or any of its Subsidiaries, or (iii) Executive's commission of a felony or other offense involving moral turpitude.

         "Fair Market Value" of each share of Executive Stock means the fair value of a share of Common Stock as determined in good faith by the Company's Board of Directors (the "Board"). If Executive disagrees with the Fair Market Value determination made by the Board, then after a period of 30 days following such determination, during which the Board and Executive shall negotiate in good faith to settle the dispute, the Company and the Executive shall immediately select a mutually acceptable business appraiser whose determination shall be binding. If the Fair Market Value as so determined by the appraiser is equal to or less than 120% of the Board's original determination, Executive shall pay for the costs of the appraisal. If the Fair Market Value as so determined by the appraiser is greater than 120% of the Board's original determination, the Company shall pay for the costs of the appraisal. Notwithstanding the foregoing, it is expressly agreed by the Company and Executive that the Fair Market Value of each share of Executive Stock shall be equal to the Original Value thereof until one year following the date hereof.

         "Investors" means Information Partners Capital Fund, L.P. and William Blair Venture Partners III Limited Partnership.


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         "Original Value" of each share of Executive Stock will be equal to $40 for each share of Class P Common, and $.4938 for each share of Common (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class P Common or the Common, as the case may be, subsequent to the date hereof).

         "Subsidiary" means any corporation of which shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

         (b) In the event that Executive is no longer employed by the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the Executive Stock, whether held by Executive or one or more Permitted Transferees (as defined in paragraph 4 below), will be subject to repurchase by the Company and the Investors pursuant to the terms and conditions set forth in this paragraph 2 (the "Repurchase Option").

         (c) If Executive is no longer employed by the Company or any of its Subsidiaries as a result of Executive's termination for Cause or Executive breaches Executive's obligations under this Agreement after the Termination Date, then on or after the Termination Date until 180 days following the Termination Date, the Company may elect to purchase all or any portion of the Executive Stock at a price per share equal to the lower of its Original Value or the Fair Market Value thereof as determined as of the Termination Date.

         (d) If Executive is no longer employed by the Company or any of its Subsidiaries for any reason other than Executive's termination for Cause and Executive does not breach Executive's obligations under this Agreement after the Termination Date, then on or after the Termination Date until 180 days following the Termination Date, the Company may elect to purchase all or any portion of the Executive Stock at a price per share equal to the Fair Market Value thereof as determined as of the Termination Date.

         (e) The Company may elect to exercise the right to purchase all or any portion of the shares of Executive Stock pursuant to the Repurchase option by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 180 days following the Termination Date; provided that in the event that such Executive Stock consists of different classes of securities, if the Company purchases less than all of such Executive Stock, it must purchase a pro rata portion of each class of securities based upon the aggregate Executive Stock held by such holder(s). The Repurchase Notice will set forth the number of shares of Executive Stock to be acquired from such holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If any Executive Stock is held by Permitted Transferees of Executive, the Company shall purchase the shares elected to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of Executive Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Executive Stock of different classes are to be purchased by the Company and Executive Stock is held by Permitted Transferees of Executive, the number of shares of each class of Executive Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Executive Stock to be purchased from such person.

         (f)   (i)   If for any reason the Company does not elect to purchase
all of the Executive Stock pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Investors shall be entitled to exercise the Repurchase Option, in the manner set forth in this paragraph 2, for the Executive Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable, but in any event within thirty (30) days after the Company determines that there will be any Available Shares, the Company shall deliver written notice (the "Option Notice") to the Investors setting forth the number of Available Shares and the price for each Available Share.

               (ii) The Investors may elect to purchase all or any portion of the Available Shares by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Investors Election Period"); provided that in the event that the Available Shares consist of different classes of securities, the Investors shall purchase a pro rata portion of each class of securities based upon the aggregate Available Shares held by such holder.

               (iii) As soon as practicable but in any event within five (5) business days after the expiration of the Investors Election Period, the Company shall, if necessary, notify the holder(s) of Executive Stock as to the number of shares of Executive Stock being purchased from the holder(s) by the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers a Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company shall also deliver to the Investors written notice setting forth the number of shares of Executive Stock the Company and each Investor will acquire, the aggregate purchase price to be


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paid and the time and place of the closing of the transaction. If the Company and/or the Investors have exercised their rights to purchase Executive Stock pursuant to the Repurchase Option, the number of shares of Executive Stock to be purchased will be prorated between the Company and/or the Investors based upon the total number of such shares each is to purchase.

               (iv) The closing of the transactions contemplated by this paragraph 2 shall take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date shall not be more than 90 days after the delivery of such notice unless the date on which Fair Market Value has been finally determined is later, in which case the closing shall occur within 10 business days following such final determination. The Company and/or the Investors, as the case may be, will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check or wire transfer of funds to the holder of such Executive Stock and, in the case of the Company, (i) a check or wire transfer of funds to the holder thereof, (ii) a subordinated note or notes payable in up to three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate announced from time to time by State Street Bank & Trust Company, or (iii) both (i) and (ii), in the aggregate amount of the purchase price for such shares; provided that the Company shall use reasonable efforts to make all such repurchases with a check or wire transfer of funds. Any notes issued by the Company pursuant to this paragraph 2(f) shall be subject to all restrictive covenants to which the Company is subject at the time of such purchase. The Company and/or the Investors, as the case may be, shall receive customary representations and warranties from each seller regarding the sale of the Executive Stock, including but not limited to the representation that such seller has good and marketable title to the Executive Stock to be transferred free and clear of all liens, claims and other encumbrances.

         3.    RESTRICTIONS ON TRANSFER.

         (a) TRANSFER OF EXECUTIVE STOCK. Executive will not sell, pledge or otherwise transfer any interest in any shares of Executive Stock, except pursuant to (i) the provisions of paragraph 2, (ii) the provisions of paragraph 3(b) below, (iii) the provisions of paragraph 5 below or (iv) pursuant to that certain Registration Agreement, dated as of September 8, 1993, among the Company and certain of its stockholders.

         (b) CERTAIN PERMITTED TRANSFERS. The restrictions contained in paragraph 3(a) will not apply with respect to transfers of Executive Stock pursuant to applicable laws of descent and distribution, provided that the restrictions contained in paragraph 3(a) will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock shall agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this subparagraph 3(b) is herein referred to as a "Permitted Transferee". Upon the transfer of Executive Stock pursuant to this paragraph 3(b), the Permitted Transferee(s) will deliver a written notice (the "Transfer Notice") to the Company. The Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

         4.    ADDITIONAL RESTRICTIONS ON TRANSFER.

         (a) The certificates representing the Executive Stock will bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND A CERTAIN EMPLOYEE OF THE COMPANY DATED AS OF DECEMBER 3, 1993, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."


         (b) No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.


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         5.    SALE OF THE COMPANY.

         (a) If the Board approves a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any other person or entity (collectively an "Approved Sale"), each holder of Executive Stock shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Executive Stock shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Common Stock shall agree to sell all of his Executive Stock and rights to acquire shares of Common Stock on the terms and conditions approved by the Board. Each holder of Executive Stock shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

         (b) The obligations of the holders of Executive Stock with respect to the Approved Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, each holder of Executive Stock shall receive the same form of consideration and the same amount of consideration as set forth in paragraph (c) below; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock shall be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of a class of Common Stock received by holders of such class of Common Stock in connection with the Approved Sale less the exercise price per share of such class of Common Stock of such rights to acquire such class of Common Stock by (2) the number of shares of such class of Common Stock represented by such rights.

         (c) In the event of a sale or exchange by the Company's stockholders (the "Stockholders") of all or substantially all of the Common Stock held by the Stockholders (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise), each holder of Executive Stock shall receive in exchange for the shares of Common Stock held by such holder the same portion of the aggregate consideration from such sale or exchange that such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the company's certificate of Incorporation as in effect immediately prior to such sale or exchange. Each holder of Executive Stock shall take all necessary or desirable actions in connection with the distribution of the aggregate consideration from such sale or exchange as requested by the Company.

         (d) If the Company enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative (reasonably acceptable to the Company), and such holder will be responsible for the fees of the purchaser representative so appointed.

         (e) Executive and the other holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock on their own behalf will not be considered costs of the transaction hereunder.

         (f) The provisions of this paragraph 5 will terminate upon the completion of a Public Offering (as defined in paragraph 6).

         6. PUBLIC OFFERING. In the event that the Board approves an initial public offering and sale of Common Stock (a "Public Offering") pursuant to an effective registration statement under the 1933 Act, the holders of Executive Stock will take all necessary and desirable actions in consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, the holders of Executive Stock will vote for and take all necessary actions in connection with a


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recapitalization, reorganization and/or exchange of the Common Stock into securities the managing underwriters and the Board find acceptable; provided that the resulting securities provide each holder of Executive Stock with the same relative economic interest as such holder had prior to such recapitalization and/or exchange and is consistent with the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Public Offering.

         7. DEFINITION OF EXECUTIVE STOCK. For all purposes of this Agreement, Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company, the Investors and purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction), and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

         8. TERMINATION OF PROVISIONS RELATING TO EXECUTIVE STOCK. The provisions of paragraphs 2 and 3 will terminate upon a Public Offering of the Company.

         9. CONFIDENTIAL INFORMATION. Executive acknowledges that the information, observations and data obtained by him during the course of his employment with the Company or any of its Subsidiaries concerning the business or affairs of the Company and its Subsidiaries are the property of the Company and its Subsidiaries. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Subsidiaries which he may then possess or have under his control.

         10. INVENTIONS AND PATENTS. Executive agrees that all inventions, innovations or improvements in the Company's or any of its Subsidiaries' method of conducting its business (including new contributions, improvements, ideas and discoveries, whether patentable or not) conceived or made by him during his employment with the Company or any of its Subsidiaries belong to the Company and its Subsidiaries. Executive will promptly disclose such inventions, innovations or improvements to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

         11. OTHER BUSINESSES. As long as Executive is employed by the Company or any of its Subsidiaries, Executive agrees that he will not, except with the express written consent of the Board, become engaged in, or render services for, any business other than the business of the Company, any of its Subsidiaries or any corporation or partnership in which the Company or any of its Subsidiaries have an equity interest.

         12. NONCOMPETE. If Executive (a) voluntarily terminates his employment with the Company or any of its Subsidiaries or is terminated by the Company or any of its Subsidiaries for Cause or (b) is terminated by the Company or any of its Subsidiaries for any reason other than for Cause, then, for a period of 12 months after the Termination Date, with respect to a termination pursuant to clause (a) and, for a period equal to the lesser of 12 months or the length of time for which Executive receives severance compensation at least equal to Executive's base salary in connection with such termination, after the Termination Date, with respect to a termination pursuant to clause (b), Executive will not (i) directly or indirectly own, manage, control, participate in, consult with or render services for any other person or entity engaged in any business competitive to the business presently or previously conducted by the Company or any of its Subsidiaries (or any corporation or partnership, in which the Company or any of its Subsidiaries has an equity interest), or as to which the Company or any of its Subsidiaries had plans to enter during the employment period in any geographic area in which the Company or any of its Subsidiaries (or any corporation or partnership in which the Company or any of its Subsidiaries has an equity interest) conducted such business or (ii) have any interest directly or indirectly in any such business, provided that nothing herein will prevent Executive from owning in the aggregate not more than one percent of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no participation in the management of such corporation. In addition, if Executive voluntarily terminates his employment with the Company or any of its Subsidiaries or is terminated by the Company or any of its Subsidiaries for any reason, then, for a period of 12 months after the Termination Date, Executive will not (i) attempt to hire or procure the services of any person employed (at the Termination Date or at any date within 6 months thereof) by the Company or any of its Subsidiaries or (ii) induce or attempt to induce any customer or other business relation of the Company into any business relationship which might harm the Company or any of its Subsidiaries, without the prior written consent of the Board.

         13. NOTICES. Any notice provided for in this Agreement must be in writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the parties at the address indicated below:

         To the Company: OneSource Holding Corporation
                                    c/o Information Partners Capital Fund, L.P.
                                    Two Copley Place
                                    Boston, MA 02116
                                    Attention: President

                                    c/o OneSource Information Services, Inc.
                                    150 Cambridgepark Drive
                                    Cambridge, MA 02140

         To the Investors: Information Partners Capital Fund, L.P.
                                    Two Copley Place
                                    Boston, MA 02116
                                    Attention: David Dominik

         and                        William Blair Venture Partners III
                                    Limited Partnership
                                    135 South LaSalle Street
                                    Chicago, IL 60603
                                    Attention: Gregg Newmark

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

         14. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement (including without limitation any of the provisions of paragraph 12 hereof) is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         15. COMPLETE AGREEMENT. This Agreement and the Stock Option Agreement dated as of the date hereof between the Company, and Executive embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         16. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         17. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement.

         18. GOVERNING LAW. All issues concerning the enforceability, validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the Commonwealth of Massachusetts. Notwithstanding the foregoing, the parties acknowledge that the Company is a Delaware corporation and the corporate law of the State of Delaware will be applied to the Company and its stockholders.

         19. REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

         20.   ARBITRATION.

         (a) ARBITRATION. In the event of disputes between the parties with respect to the terms and conditions of this Agreement, such disputes shall be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Boston, Massachusetts. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         (b) PROCEDURE. Such arbitration may be initiated by written notice from either party to the other which shall be a compulsory and binding proceeding on each party. The arbitration shall be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration shall be borne equally by the parties thereto. Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and, the arbitrators shall be instructed and required to render their decision within ten
(10) days following completion of the arbitration.

         (c) VENUE AND JURISDICTION. Any and all legal proceedings to enforce this Agreement (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby), shall be governed in accordance with this paragraph 20 hereunder.

         21. EFFECT OF TRANSFERS IN VIOLATION OF AGREEMENT. The Company shall not be required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

         22. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company, the Investors and Executive.

         23. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that the Investors are third party beneficiaries of this Agreement and this Agreement shall inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

         24. ONESOURCE HOLDING CORPORATION 1993 STOCK PURCHASE AND OPTION PLAN. The issuance of Executive Stock hereunder is pursuant to, and subject to all the terms and conditions of, the OneSource Holding Corporation 1993 Stock Purchase and Option Plan, attached hereto as Appendix I.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                      ONESOURCE HOLDING CORPORATION



                                      By:
                                          --------------------------------------
                                      Its:

                                      ------------------------------------------
                                      Executive